Exhibit 10.1


         The omitted portions indicated by brackets have been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.





                   PCS SOFTWARE LICENSE AND PURCHASE AGREEMENT


         This Agreement ("Agreement") is entered into between Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership ("Owner") and Lucent Technologies Inc., a Delaware corporation ("Vendor").


                                    RECITALS


         WHEREAS, the Owner and the Vendor entered into a Procurement and Services Contract dated as of January 31, 1996, as the same may be amended, restated, supplemented or otherwise modified from time to time (the "Contract"), and


         WHEREAS, the Owner desires to obtain a fully paid-up license for Vendor's 1996 optional features software (defined below as Licensed Software), pursuant to the terms and conditions and prices set forth herein.


         NOW, THEREFORE, in consideration of the mutual promises herein, the parties agree as follows:


                                    1. SCOPE


         1.1. This Agreement including Exhibits A, B and C as attached hereto and incorporated herein by reference, sets forth the terms and conditions, prices and payment schedule under which the Vendor agrees to license Licensed Software, as defined herein, for use on all of the PCS Products purchased from the Vendor and used in the Owner's Nationwide Network.


         1.2. All the terms and conditions of the Contract are hereby incorporated by reference into this Agreement, except as expressly modified or supplemented herein. Any such modifications or supplements shall apply to this Agreement only and shall not apply to any other agreement unless so provided for therein. In the event of a conflict between the terms and conditions of this Agreement and the Contract, the Contract shall prevail.


         1.3. For purposes of the Vendor financing with the Owner's parent, the Vendor expressly agrees that all payments made or to be made hereunder will be covered by such Vendor financing as if such payments were made under the Contract.


                                 2. DEFINITIONS


         2.1. "Licensed Software" means all optional software features for PCS Products made generally available to Customers in 1996 on an optional, separate fee, basis. A current list of these features is set forth on Exhibit A hereto.


         2.2. "Initial Application" means the initial configuration to be deployed in Fresno, California consisting of one (1) switch and the number of base stations within the Initial Application which are available for testing of the Licensed Software on the date Vendor is ready to commence testing pursuant to Section 5.1.


         2.3. "Initial Application Verification" means the tests set forth on Exhibit C hereto.


         2.4. "Initial Application Verification Test Plan" means the test plan set forth on Exhibit C hereto.


         All other capitalized terms shall have the meanings set forth herein or as defined in the Contract.


                               3. SOFTWARE LICENSE


         Upon delivery of the Licensed Software, the Vendor grants to the Owner a perpetual, nontransferable, non-exclusive fully paid-up (i.e., buyout), multi-site (capability to have deployed Licensed Software in any number of sites) right to use license for the Licensed Software ("License") for use on the Products purchased from the Vendor provided in each of the systems and the System as a whole, subject to payment of license fees set forth on Exhibit B. The Licensed Software will at all times throughout the term perform in accordance with the Specifications.


                   4. ORDER AND DELIVERY OF LICENSED SOFTWARE


         4.1. The Owner agrees that the execution of this Agreement shall be deemed an order for the Licensed Software for its Initial Application.


         4.2. The Vendor agrees to deliver and install the Licensed Software for the Owner's Initial Application as soon as possible, but, in any event, no later than October 30, 1996.


                                  5. ACCEPTANCE


         5.1. The Owner and the Vendor agree that acceptance testing in accordance with Exhibit C of the Initial Application for Licensed Software will commence on the date of the installation of the Licensed Software or October 30, 1996, whichever is later. The period for acceptance testing will run for no longer than the thirty (30) day period after commencement of acceptance testing. The Owner will accept or reject the Licensed Software within such thirty (30) day period unless the parties mutually agree that the Licensed Software has met the acceptance tests prior thereto. If the Owner does not provide a notice of rejection, then the Licensed Software will be deemed to have been accepted at the end of the thirty (30) day acceptance period; provided that any such acceptance will in no way limit the Vendor's warranty or other obligations under this Agreement and/or the Contract. If prior to Owner acceptance, the Owner notifies the Vendor of a Defect in the Licensed Software, then the thirty (30) day acceptance period will be extended day-for-day until the Vendor has corrected the Defect.


         5.2. Minor Defects and shortcomings not affecting the operational use of the part of the Licensed Software shall not give rise to withholding acceptance provided that the Vendor undertakes to remedy such defects and shortcomings as soon as reasonably possible.


         5.3. The Owner and the Vendor further agree that the Owner's acceptance of the Licensed Software for the Owner's Initial Application shall be deemed acceptance of the Licensed Software by the Owner for deployment of the Licensed Software in its Nationwide Network; provided that nothing herein will limit or otherwise modify the Vendor's warranty and other obligations hereunder.


                            6. INTELLECTUAL PROPERTY


         Without limiting the generality of Section 1.2, all of the Software and Intellectual Property provisions of the Contract shall apply to the Licensed Software provided herein.


                                   7. WARRANTY


         Without limiting the generality of Section 1.2, all of the warranty provisions of the Contract shall apply to the Licensed Software provided herein.


                               8. INVOICE PAYMENTS


         The Vendor will invoice the Owner for the full amounts shown in Exhibit B on the dates set forth therein. The Owner will pay such invoiced amounts within thirty (30) days of the receipt of any such invoices. The Vendor understands and agrees that amounts owed and invoiced in accordance with the terms of this Agreement, may be credited, at the Owner's option, against the Vendor's financing facilities pursuant to and in accordance with the terms of those facilities.


                                   9. NOTICES


         Any notice, request, consent, waiver or other communication required or permitted under this Agreement will be effective only if it is in writing and personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

         If to the Owner:           Sprint Spectrum Equipment Company, L.P.
                                    c/o Sprint Spectrum L.P.
                                    4900 Main Street
                                    Kansas City, Missouri  64112
                                    Attention: Director, Program Management

         If to the Vendor:          Lucent Technologies Inc.
                                    111 Madison Avenue
                                    Morristown, New Jersey  07962-1970
                                    Attention:  William K. Nelson

                                  10. AGREEMENT


         10.1. Except as otherwise stated herein, this Agreement, together with all incorporated documents, constitutes the entire Agreement with regard to the subject matter herein between the Parties.


         10.2. Any amendment, modification or supplemental agreement shall only be binding after its effective date, provided that such amendment, modification or supplemental agreement is in writing and signed by an authorized representative of each Party.


         10.3. Any material and continuing breach of the terms of this Agreement by the Vendor will constitute a material breach of an/or a Vendor Event of Default under the Contract. The Owner and the Vendor expressly understand and agree that any slip or delay in the availability of any feature(s) set forth on Exhibit A in excess of sixty (60) days beyond the dates applicable for such feature(s) as set forth on Exhibit A will constitute a "material and continuing beach" by the Vendor under this Agreement.


         10.4. This Agreement will be construed in accordance with and governed by the laws of the State of New York without regard to any laws and principles thereof which would direct the application of the laws of another jurisdiction.


                                 11. SIGNATURES

         This Agreement may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute one contract.

         IN WITNESS WHEREOF, the Parties have caused this agreement to be executed by their duly authorized officers or representatives, to be effective when each party has executed this Agreement.

                              Lucent Technologies Inc.



                              Signature: /s/ William K. Nelson
                              Name: William K. Nelson
                              Title: Vice President
                              Date: 10/7/96



                              Sprint Spectrum Equipment Company, L.P.



                              Signature: /s/ A.A. Kurtze
                              Name:  A. Kurtze
                              Title: Chief Technology Officer
                              Date: October 8, 1996

                                    EXHIBIT A



                         1996 OPTIONAL FEATURES SOFTWARE


                        CDMA Software Feature by Release




--------------------------------------- -------------------- -------------------
                                              CDMA                   CDMA
Feature Name                                 Release             Availability
--------------------------------------- -------------------- -------------------

[                                                                              ]

--------------------------------------------------------------------------------
                                    EXHIBIT B
--------------------------------------------------------------------------------





         All Vendor Optional Features Software made generally available for PCS Products in 1996 (Exhibit A) will be licensed to the Owner for a total price of ________________________ Dollars ($_______.00). This package price does not include features provided on peripheral equipment, i.e., HLR, SCP, SCN, Actiview, etc.


Invoice Schedule


_________ (__) Days After Owner Acceptance of Licensed Software      $__________

_________ (__) Days following First Invoice of Licensed Software or _________ (__) Days after Substantial Completion
               of the Initial PCS System, whichever is earlier       $__________


         All new Vendor Optional Software Features made generally available starting on January 1, 1998 will receive a _______ percent (___%) discount off the then current List Price. For non-Vendor manufactured equipment, the discount for new Optional Software Features will be _______ percent (___%) off the then current List Price.

                                    EXHIBIT C





                   Initial Application Verification Test Plan


[                                                                              ]